Reliant Holdings, Inc. 8-K

Exhibit 10.2

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”), made as of this 7th day of November 2017 (the “Effective Date”), by and among the individuals and entities who have signed a form of page 6 of this Agreement below (each a “Signature Page” and signatory a “Shareholder” and collectively, the “Shareholders”) and Reliant Holdings, Inc., a Nevada corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Shareholders hold that number of shares of the Company’s common stock as are set forth next to their signature on the Signature Page (the “Shares”), which Shares shall be subject to the terms of this Agreement as provided below; and

WHEREAS, the parties hereto desire to enter into this Agreement upon the terms and conditions contained hereinafter to set forth conditions pursuant to which the Shareholder may transfer and sell the Shares.

NOW, THEREFORE, in consideration of the mutual premises set forth herein, $10 and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Shareholder, the parties hereto hereby agree as follows.

1.           Lock-Up. Each Shareholder hereby agrees that:

1.1.          Until the first anniversary of the Effective Date (the Lock-Up Period”), the Shareholder will not, directly or indirectly Transfer of any of the Shares, except that the Shareholder may Transfer not more than 25,000 (as adjusted for any stock split, recapitalization or combination) of the Shares in any ninety (90) day period (the “Lock-Up”). “Transfer” means the offer for sale, sale, pledge, hypothecation, transfer, assignment or other disposition of (or to enter into any transaction or device that is designed to, or could be expected to, result in the sale, pledge, hypothecation, transfer, assignment or other disposition at any time) (including, without limitation, by operation of law), or the entry into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Shares, whether any such transaction is to be settled by delivery of Shares or other securities, in cash or otherwise.

1.2.          Notwithstanding the above Section 1.1, a Transfer of Shares as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this Agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); or transfers of Shares to a charity or educational institution; provided that in the case of any transfer pursuant to the foregoing clauses any such transfer shall not involve a disposition for value and each transferee shall sign and deliver to the Company a form of this Agreement.

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

2.           Representations and Warranties of Each Shareholder. Each Shareholder represents, warrants and agrees to the following representations, acknowledgements and agrees that the Company and its assigns shall be able to rely on such representations for all purposes:

2.1.          The Shareholder agrees that the Shares and any certificate evidencing such Shares may, at the request of the Company, be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN LOCK-UP AGREEMENT BETWEEN THE HOLDER AND THE COMPANY, DATED AS OF NOVEMBER 7, 2017. A COPY OF THE LOCK-UP AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

3.           Right to Reject Dispositions. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized (i) to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement and (ii) to imprint on any certificate representing Shares beneficially owned by a Shareholder a legend describing the restrictions contained herein.

4.           Power and Authority. Each party hereto respectively represents and warrants that such party has full power and authority to enter into this Agreement and that, upon request of the Company, each Shareholder will execute any additional documents necessary in connection with the enforcement hereof.

5.           No Assignment; Binding Nature. No party may assign this Agreement in whole or in part, without the written consent of the other parties. This Agreement shall be binding upon the parties and their respective successors and permitted assigns.

6.           Miscellaneous.

6.1.          Severability of Invalid Provision. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

6.2.          Entire Agreement of the Parties. The Agreement constitutes the entire agreement of the parties regarding the matters contemplated herein, or related thereto, and supersedes all prior and contemporaneous agreements, and understandings of the parties in connection therewith. No covenant, representations, or conditions, which are not expressed in the Agreement shall affect, or be effective to interpret, change, or restrict, the express provisions of this Agreement.

6.3.          Further Assurances. All parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement.

6.4.          Specific Performance. The parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the parties agree that if either party fails or refuses to fulfill any of its obligations under this Agreement, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled. The Shareholder therefore agrees that, in the event of any such breach or threatened breach of this Agreement or the terms and conditions hereof by the Shareholder, the Company shall be entitled, in addition to all other available remedies, to an injunction restraining any breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

6.5.          Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. Any judicial proceeding brought by or any party regarding any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State Texas, or in the United States District Court for the Western District of Texas and, by execution and delivery of this Agreement, each party hereby submits to the jurisdiction of such courts. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER CONTESTED UNDER, OR ARISING OUT OF, THIS AGREEMENT.

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

6.6.          Construction. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xiii) references to “days” shall mean calendar days; and (xiv) the paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement.

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

6.7.          Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (email) or downloaded from a website or data room (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature pages follow.]

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

IN WITNESS WHEREOF, parties have caused this Agreement to be signed and delivered by their duly authorized representatives as of the date first set forth above.

THE COMPANY:

RELIANT HOLDINGS, INC.

By:	/s/ Elijah May

Its:	CEO

Printed Name:	Elijah May

[Signature pages of Shareholders follow.]

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

SHAREHOLDER:

By:	/s/ Don Maler

Printed Name:	Don Maler

If Entity:

Position of Signatory with Entity:

Entity Name:

Shares Beneficially Owned:	700,000

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

SHAREHOLDER:

By:	/s/ Marsha Hash

Printed Name:	Marsha Hash

If Entity:

Position of Signatory with Entity:

Entity Name:

Shares Beneficially Owned:	500,000

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

SHAREHOLDER:

By:	/s/ Joel Hefner

Printed Name:	Joel Hefner

If Entity:

Position of Signatory with Entity:

Entity Name:

Shares Beneficially Owned:	450,000

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

SHAREHOLDER:

By:	/s/ Edward M. Liceaga

Printed Name:	Edward M. Liceaga

If Entity:

Position of Signatory with Entity:	President

Entity Name:	River North Equity, LLC

Shares Beneficially Owned:	500,000

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.

SHAREHOLDER:

By:	/s/ Julie Hale

Printed Name:	Julie Hale

If Entity:

Position of Signatory with Entity:

Entity Name:

Shares Beneficially Owned:	500,000

Lock-up Agreement
Shareholders of Reliant Holdings, Inc.